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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report(Date of earliest event reported):September 28, 1998


                       MERIDIAN POINT REALTY TRUST '83
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            (Exact name of Registrant as Specified in Its Charter)


                                  California
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                (State or Other Jurisdiction of Incorporation)


         000-12166                                   94-654723
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  Commission File Number)                (I.R.S. Employer Identification No.)


655 Montgomery Street, Suite 800, San Francisco, CA          94111
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  (Address of Principal Executive Office)                 (Zip Code)


                                  (415)981-4900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On September 28, 1998, Meridian Point Realty Trust '83 issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                                   EXHIBITS

Exhibit 99.1 Press Release dated September 28, 1998 issued by Meridian Point Realty Trust '83

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERIDIAN POINT REALTY TRUST '83

Dated: September 29, 1998
                                   By: /s/ Thomas J. Smith
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                                        Thomas J. Smith
                                        Its: President and Chief
                                             Operating Officer


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